UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. l)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2014

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-173048

Maryland	27-5466153
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

260 Franklin Street, Suite 1900, Boston, MA 02110	(617) 340-3814
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Plymouth Opportunity REIT, Inc. (the “Company”) is filing this Amendment to its Form 8-K filed January 7, 2014 in order to correct the date of change in the Company’s independent registered public accounting firm.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm.

Effective as of January 10, 2014, Braver P.C. (“Braver”), an independent registered public accounting firm, combined its practice (the “Transaction”) with Marcum, LLP (“Marcum”). As a result of the Transaction, Braver effectively resigned as the independent registered public accounting firm of the Company, and Marcum, as the successor-in-interest to Braver following the Transaction, became the Company’s independent registered public accounting firm. The engagement of Marcum was approved by the Audit Committee of the Board Directors of the Company on December 31, 2013.

Braver was originally engaged as the Company’s independent registered public accounting firm on April 22, 2013 and had not issued any audit reports.

During the year ended December 31, 2013 and through the effective date of the Transaction, there were no disagreements with Braver on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Braver’s satisfaction would have caused Braver to make reference thereto in connection with its report on the balance sheet for such period. For the year ended December 31, 2013, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Braver with a copy of this Current Report on Form 8-K prior to the Company’s filing with the Securities and Exchange Commission (the “SEC”) and requested that Braver furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if it does not agree, the respects in which it does not agree. A copy of the letter provided by Braver, dated January 13, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

The Audit Committee of the Board Directors of the Company approved the engagement of Marcum as the Company’s independent registered public accounting firm, as of January 10, 2014. During the years ended December 31, 2012 and 2011, and through January 10, 2014, the effective date of the Transaction, the Company did not consult with Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements or internal control over financial reporting; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit No.	Description

16.1	Letter dated January 13, 2014 from Braver to the Securities and Exchange Commission regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on our behalf by the undersigned, hereunto duly authorized.

PLYMOUTH OPPORTUNITY REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell,

Chief Executive Officer and Chairman of the Board of Directors

Dated: January 13, 2014